O-IGMKT-STATSUP-1 061319

Statutory Prospectus Supplement dated June 13, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for the Institutional Class and Private Investment Class shares of the Fund listed below:

Invesco Oppenheimer Institutional Government Money Market Fund

On June 12, 2019, the Board of Trustees of Short-Term Investments Trust (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of Invesco Oppenheimer Institutional Government Money Market Fund (the “Fund”). The Board has determined that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on June 27, 2019. Existing shareholders will continue to be able invest in the Fund until the Fund is liquidated as described below. The Plan is not subject to the approval of shareholders of the Fund.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment strategies and policies and may no longer be managed to meet its investment objective. The Fund will be liquidated on or before August 15, 2019 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. Capital gains distributions are not expected, but the liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.

You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.

O-IGMKT-STATSUP-1 061319